                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 28, 1999, except as to the pooling of interests with Conduct, Ltd., which is as of January 19, 2000, relating to the financial statements of Mercury Interactive Corporation which appear in the Current Report on Form 8-K dated January 19, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

San Jose, California

February 29, 2000

                                       1